N / E / W / S R / E / L / E / A / S / E

April 25, 2013

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES STRONG FIRST QUARTER 2013 EARNINGS

First Merchants Corporation (NASDAQ - FRME) has reported first quarter 2013 earnings per share of $.38 compared to core earnings of $.25 during the same period in 2012. Reported earnings for the first quarter of 2012 totaled $.46 as the Corporation recorded a gain on its FDIC purchase of SCB Bank in Shelbyville, Indiana of $.21 per share. Total net income available to common shareholders equaled $11.0 million, compared to $13.2 million earned in the first quarter of 2012.

Michael C. Rechin, President and Chief Executive Officer, stated, “First quarter 2013 results exceeded our expectations primarily through the combination of improved core operating activities and the benefit from loan recoveries tied to prior period charge-offs. The $9.1 million gain related to our February 2012 FDIC purchase is hard to replace, but $6.3 million of recoveries, including $2.5 million recorded to interest income, produced an excellent quarter. Additional strength in our results came from the continuation of improvement in our credit-related metrics. Our improvements allowed for reduced provisioning while maintaining a robust loan loss reserve. Our current period earnings added to a series of consistently profitable quarters prompting our Board of Directors to approve an increase in our second quarter dividend to $0.05 per share announced on April 9, 2013.”

Total assets equaled $4.3 billion as of quarter-end and total loans were $2.9 billion. The Corporation's commercial and industrial loans and commercial real estate loans increased by 8.1 percent year-over-year as total loans increased by 3.2 percent. The Corporation's loan-to-deposit ratio is now 88 percent and the loan-to-asset ratio is 68 percent. Total non-maturity deposits increased by 9.2 percent year-over-year, as total deposits increased by less than 1 percent while the Bank focused on low-cost deposits and pricing discipline.

Net-interest income totaled $39.5 million for the quarter and net-interest margin remained strong during the quarter totaling 4.25 percent as yields on earning assets totaled 4.70 percent and the cost of supporting liabilities totaled .45 percent. When adjusted for fair value accretion of $771,000 and the interest recovery of $2.5 million, net-interest margin totaled 3.90 percent for the quarter, just six basis points less than the first quarter of 2012 total of 3.96 percent.

Non-interest income totaled $13.9 million for the quarter, an increase from the 2012 first quarter total of $13.5 million after excluding the $9.1 million gain on the FDIC modified whole bank transaction. Non-interest expense totaled $34.7 million for the quarter, a 2 percent increase over the prior year's first quarter as salary and benefits expense increased by $1.4 million. The increase in salary and benefits came from increased salary expense of $237,000, incentive compensation expense of $616,000 and benefits expense of $583,000.

Provision expense totaled $2.1 million for the first quarter of 2013, compared to $4.9 million in 2012's first quarter. Net charge-offs totaled $2.9 million for the first quarter, down from $5.4 million in the first quarter of 2012. The allowance for loan losses totaled $68.5 million, or 2.36 percent of total loans and 147 percent of non-accrual loans. Non-performing assets declined by $31.4 million, or 32% year-over-year, and now total $65.3 million.

As of March 31, 2013, the Corporation's total risk-based capital equaled 15.91 percent, Tier 1 common risk-based capital equaled 10.20 percent, and tangible common equity ratio totaled 7.88 percent. The decline in the Corporation's total risk-based capital ratio is reflective of the $22.7 million SBLF redemption as reported on Form 8-K on January 8, 2013.

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, April 25, 2013.

To participate, dial (Toll Free) 888-317-6016 and reference First Merchants Corporation’s first quarter earnings release. International callers please call +1 412-317-6016. A replay of the call will be available until April 25, 2014. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10027147.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme130425.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A. First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2013	2012
ASSETS
Cash and cash equivalents	$51,592	$60,991
Interest-bearing time deposits	60,407	34,290
Investment securities	869,563	960,032
Mortgage loans held for sale	26,555	22,138
Loans	2,879,542	2,792,989
Less: Allowance for loan losses	(68,537)	(70,369)
Net loans	2,811,005	2,722,620
Premises and equipment	53,762	51,541
Federal Reserve and Federal Home Loan Bank stock	32,777	33,026
Interest receivable	15,346	16,730
Core deposit intangibles and goodwill	149,142	150,486
Cash surrender value of life insurance	126,098	123,355
Other real estate owned	13,130	15,628
Tax asset, deferred and receivable	27,597	32,112
Other assets	15,856	13,417
TOTAL ASSETS	$4,252,830	$4,236,366
LIABILITIES
Deposits:
Noninterest-bearing	$763,965	$677,643
Interest-bearing	2,546,843	2,601,935
Total Deposits	3,310,808	3,279,578
Borrowings:
Federal funds purchased		10,936
Securities sold under repurchase agreements	161,813	139,308
Federal Home Loan Bank advances	93,169	131,496
Subordinated debentures and term loans	111,778	115,969
Total Borrowings	366,760	397,709
Interest payable	1,348	2,094
Other liabilities	35,356	29,044
Total Liabilities	3,714,272	3,708,425
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 68,087 and 90,782.94 shares	68,087	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 28,780,609 and 28,622,586 shares	3,598	3,578
Additional paid-in capital	256,966	255,116
Retained earnings	216,530	181,664
Accumulated other comprehensive loss	(6,748)	(3,325)
Total Stockholders' Equity	538,558	527,941
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,252,830	$4,236,366

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2013	2012
INTEREST INCOME
Loans receivable:
Taxable	$37,159	$35,848
Tax-exempt	117	117
Investment securities:
Taxable	3,618	4,574
Tax-exempt	2,454	2,562
Deposits with financial institutions	19	25
Federal Reserve and Federal Home Loan Bank stock	371	343
Total Interest Income	43,738	43,469
INTEREST EXPENSE
Deposits	2,891	4,110
Federal funds purchased	11	12
Securities sold under repurchase agreements	194	295
Federal Home Loan Bank advances	459	994
Subordinated debentures and term loans	725	1,942
Total Interest Expense	4,280	7,353
NET INTEREST INCOME	39,458	36,116
Provision for loan losses	2,102	4,875
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	37,356	31,241
OTHER INCOME
Service charges on deposit accounts	2,729	2,819
Fiduciary activities	2,107	1,983
Other customer fees	2,780	2,586
Commission income	2,172	1,667
Earnings on cash surrender value of life insurance	700	1,378
Net gains and fees on sales of loans	2,378	1,952
Net realized gains on sales of available for sale securities	248	789
Gain on FDIC modified whole bank transaction		9,124
Other income	763	360
Total Other Income	13,877	22,658
OTHER EXPENSES
Salaries and employee benefits	20,791	19,354
Net occupancy	2,602	2,651
Equipment	1,774	1,805
Marketing	467	442
Outside data processing fees	1,480	1,376
Printing and office supplies	331	267
Core deposit amortization	387	469
FDIC assessments	744	1,117
Other real estate owned and credit-related expenses	1,866	2,186
Other expenses	4,258	4,361
Total Other Expenses	34,700	34,028
INCOME BEFORE INCOME TAX	16,533	19,871
Income tax expense	4,668	5,500
NET INCOME	11,865	14,371
Preferred stock dividends	(857)	(1,135)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$11,008	$13,236
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.38	$0.46
Diluted Net Income Available to Common Stockholders	$0.38	$0.46
Cash Dividends Paid	$0.03	$0.01
Average Diluted Shares Outstanding (in thousands)	28,971	28,755

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2013	2012
NET CHARGE OFF'S	$2,931	$5,404

AVERAGE BALANCES:
Total Assets	$4,248,955	$4,202,955
Total Loans	2,910,116	2,763,887
Total Earning Assets	3,843,741	3,789,437
Total Deposits	3,316,711	3,163,432
Total Stockholders' Equity	533,797	517,774

FINANCIAL RATIOS:
Return on Average Assets	1.04%	1.26%
Return on Average Stockholders' Equity	8.25	10.23
Return on Average Common Stockholders' Equity	9.47	12.40
Average Earning Assets to Average Assets	90.46	90.16
Allowance for Loan Losses as % of Total Loans	2.36	2.50
Net Charge Off's as % of Average Loans (Annualized)	0.40	0.78
Average Stockholders' Equity to Average Assets	12.56	12.32
Tax Equivalent Yield on Earning Assets	4.70	4.74
Cost of Supporting Liabilities	0.45	0.78
Net Interest Margin (FTE) on Earning Assets	4.25	3.96

NON-PERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Non-Accrual Loans	$46,761	$53,399	$56,999	$63,127	$74,456
Renegotiated Loans	5,445	12,681	6,871	3,921	6,695
Non-Performing Loans (NPL)	52,206	66,080	63,870	67,048	81,151
Other Real Estate Owned	13,130	13,263	13,780	14,183	15,628
Non-Performing Assets (NPA)	65,336	79,343	77,650	81,231	96,779
90+ Days Delinquent	959	2,037	1,974	665	253
NPAS & 90 Day Delinquent	$66,295	$81,380	$79,624	$81,896	$97,032

Loan Loss Reserve	$68,537	$69,366	$69,493	$70,143	$70,369
Quarterly Net Charge-offs	2,931	4,632	5,259	4,771	5,404
NPAs / Actual Assets %	1.54%	1.84%	1.83%	1.92%	2.28%
NPAs & 90 Day / Actual Assets %	1.56%	1.89%	1.87%	1.93%	2.29%
NPAs / Actual Loans and REO %	2.24%	2.70%	2.70%	2.87%	3.42%
Loan Loss Reserves / Actual Loans (%)	2.36%	2.37%	2.43%	2.49%	2.50%
Net Charge Off's as % of Average Loans (Annualized)	0.40%	0.65%	0.74%	0.68%	0.78%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
ASSETS
Cash and cash equivalents	$51,592	$101,460	$57,027	$68,493	$60,991
Interest-bearing time deposits	60,407	38,443	35,324	41,760	34,290
Investment securities	869,563	874,363	928,716	944,321	960,032
Mortgage loans held for sale	26,555	22,300	27,711	15,278	22,138
Loans	2,879,542	2,902,209	2,836,324	2,797,634	2,792,989
Less: Allowance for loan losses	(68,537)	(69,366)	(69,493)	(70,143)	(70,369)
Net loans	2,811,005	2,832,843	2,766,831	2,727,491	2,722,620
Premises and equipment	53,762	52,749	51,373	51,335	51,541
Federal Reserve and Federal Home Loan Bank stock	32,777	32,785	32,824	33,033	33,026
Interest receivable	15,346	16,367	17,519	16,506	16,730
Core deposit intangibles and goodwill	149,142	149,529	150,019	150,006	150,486
Cash surrender value of life insurance	126,098	125,397	124,702	124,018	123,355
Other real estate owned	13,130	13,263	13,780	14,183	15,628
Tax asset, deferred and receivable	27,597	30,867	29,344	32,003	32,112
Other assets	15,856	14,455	14,998	13,996	13,417
TOTAL ASSETS	$4,252,830	$4,304,821	$4,250,168	$4,232,423	$4,236,366
LIABILITIES
Deposits:
Noninterest-bearing	763,965	801,597	$679,818	$684,101	$677,643
Interest-bearing	2,546,843	2,544,786	2,514,933	2,604,797	2,601,935
Total Deposits	3,310,808	3,346,383	3,194,751	3,288,898	3,279,578
Borrowings:
Federal funds purchased		18,862	57,024	652	10,936
Securities sold under repurchase agreements	161,813	141,828	153,454	160,127	139,308
Federal Home Loan Bank advances	93,169	94,238	145,467	96,847	131,496
Subordinated debentures and term loans	111,778	112,161	112,169	115,951	115,969
Total Borrowings	366,760	367,089	468,114	373,577	397,709
Interest payable	1,348	1,841	1,591	2,168	2,094
Other liabilities	35,356	37,272	38,857	32,104	29,044
Total Liabilities	3,714,272	3,752,585	3,703,313	3,696,747	3,708,425
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding	68,087	90,783	90,783	90,783	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	3,598	3,587	3,584	3,580	3,578
Additional paid-in capital	256,966	256,843	256,290	255,632	255,116
Retained earnings	216,530	206,397	198,094	188,863	181,664
Accumulated other comprehensive loss	(6,748)	(5,499)	(2,021)	(3,307)	(3,325)
Total Stockholders' Equity	538,558	552,236	546,855	535,676	527,941
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,252,830	$4,304,821	$4,250,168	$4,232,423	$4,236,366

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
INTEREST INCOME
Loans receivable:
Taxable	$37,159	$36,085	$38,160	$36,652	$35,848
Tax-exempt	117	122	118	123	117
Investment securities:
Taxable	3,618	3,809	4,176	4,468	4,574
Tax-exempt	2,454	2,544	2,532	2,551	2,562
Deposits with financial institutions	19	31	16	28	25
Federal Reserve and Federal Home Loan Bank stock	371	373	345	347	343
Total Interest Income	43,738	42,964	45,347	44,169	43,469
INTEREST EXPENSE
Deposits	2,891	3,234	3,517	3,939	4,110
Federal funds purchased	11	7	38	12	12
Securities sold under repurchase agreements	194	204	211	197	295
Federal Home Loan Bank advances	459	501	492	637	994
Subordinated debentures and term loans	725	753	1,187	1,331	1,942
Total Interest Expense	4,280	4,699	5,445	6,116	7,353
NET INTEREST INCOME	39,458	38,265	39,902	38,053	36,116
Provision for loan losses	2,102	4,505	4,609	4,545	4,875
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	37,356	33,760	35,293	33,508	31,241
OTHER INCOME
Service charges on deposit accounts	2,729	2,962	2,913	2,893	2,819
Fiduciary activities	2,107	1,984	1,986	1,938	1,983
Other customer fees	2,780	2,757	2,740	3,150	2,586
Commission income	2,172	1,454	1,618	1,485	1,667
Earnings on cash surrender value of life insurance	700	693	685	662	1,378
Net gains and fees on sales of loans	2,378	3,513	2,849	2,314	1,952
Net realized gains on sales of available for sale securities	248	255	843	502	789
Gain on FDIC modified whole bank transaction					9,124
Other income	763	588	639	221	360
Total Other Income	13,877	14,206	14,273	13,165	22,658
OTHER EXPENSES
Salaries and employee benefits	20,791	20,320	20,083	19,641	19,354
Net occupancy	2,602	2,494	2,568	2,473	2,651
Equipment	1,774	1,942	1,798	1,656	1,805
Marketing	467	616	536	564	442
Outside data processing fees	1,480	1,361	1,413	1,506	1,376
Printing and office supplies	331	321	287	294	267
Core deposit amortization	387	489	489	480	469
FDIC assessments	744	738	792	862	1,117
Other real estate owned and credit-related expenses	1,866	1,766	2,104	2,122	2,186
Other expenses	4,258	4,456	4,334	4,582	4,361
Total Other Expenses	34,700	34,503	34,404	34,180	34,028
INCOME BEFORE INCOME TAX	16,533	13,463	15,162	12,493	19,871
Income tax expense	4,668	3,153	3,926	3,288	5,500
NET INCOME	11,865	10,310	11,236	9,205	14,371
Preferred stock dividends	(857)	(1,135)	(1,134)	(1,135)	(1,135)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$11,008	$9,175	$10,102	$8,070	$13,236

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.38	$0.32	$0.35	$0.29	$0.46
Diluted Net Income Available to Common Stockholders	$0.38	$0.32	$0.35	$0.28	$0.46
Cash Dividends Paid	$0.03	$0.03	$0.03	$0.03	$0.01
Average Diluted Shares Outstanding (in thousands)	28,971	28,930	28,888	28,815	28,755
FINANCIAL RATIOS:
Return on Average Assets	1.04%	0.85%	0.95%	0.76%	1.26%
Return on Average Stockholders' Equity	8.25	6.66	7.47	6.07	10.23
Return on Average Common Stockholders' Equity	9.47	7.97	8.98	7.32	12.40
Average Earning Assets to Average Assets	90.46	90.28	90.36	90.30	90.16
Allowance for Loan Losses as % of Total Loans	2.36	2.37	2.43	2.49	2.50
Net Charge Off's as % of Average Loans (Annualized)	0.40	0.65	0.74	0.68	0.78
Average Stockholders' Equity to Average Assets	12.56	12.84	12.77	12.51	12.32
Tax Equivalent Yield on Earning Assets	4.70	4.58	4.89	4.75	4.74
Cost of Supporting Liabilities	0.45	0.48	0.57	0.64	0.78
Net Interest Margin (FTE) on Earning Assets	4.25	4.10	4.32	4.11	3.96

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Commercial and industrial loans	$637,952	$622,579	$592,517	$552,353	$546,304
Agricultural production financing and other loans to farmers	104,284	112,527	107,166	106,135	97,165
Real estate loans:
Construction	75,877	98,639	93,610	99,588	92,694
Commercial and farm land	1,280,611	1,266,682	1,241,054	1,219,114	1,229,195
Residential	467,629	473,537	475,272	480,917	498,354
Home Equity	201,767	203,406	204,888	207,250	210,564
Individuals' loans for household and other personal expenditures	73,314	75,748	77,171	83,933	78,711
Lease financing receivables, net of unearned income	2,013	2,590	2,970	2,976	3,112
Other loans	36,095	46,501	41,676	45,368	36,890
Loans	2,879,542	2,902,209	2,836,324	2,797,634	2,792,989
Allowance for loan losses	(68,537)	(69,366)	(69,493)	(70,143)	(70,369)
NET LOANS	$2,811,005	$2,832,843	$2,766,831	$2,727,491	$2,722,620

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Demand deposits	$1,590,709	$1,646,756	$1,455,568	$1,521,194	$1,470,938
Savings deposits	891,061	831,952	837,409	822,299	801,935
Certificates and other time deposits of $100,000 or more	224,505	236,470	256,077	261,156	269,796
Other certificates and time deposits	481,446	502,927	527,304	546,182	566,934
Brokered deposits	123,087	128,278	118,393	138,067	169,975
TOTAL DEPOSITS	$3,310,808	$3,346,383	$3,194,751	$3,288,898	$3,279,578